SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                      ----


        Date of Report (Date of earliest event recorded) February 4, 2002
                                                         ----------------

                          Centrack International, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                   ----------
                 (State or other jurisdiction of incorporation)


             000-27885                                       11-3342926
             ---------                                       ----------
        (Commission File No.)                              (IRS Employer
                                                        Identification No.)


         1900 Corporate Blvd., Suite 305 West, Boca Raton, Florida 33431
         ---------------------------------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (561) 241-9921
                                                           --------------

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          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         On February 4, 2002, the Board of Directors of Centrack International, Inc. (the "Company") approved the engagement of Weinberg & Company, P.A. as independent auditors of the Company for the fiscal year ended May 31, 2002, to replace the firm of Baum & Company, P.A. ("Baum"), who were dismissed as the Company's auditors, effective February 4, 2002. Baum was engaged as the Company's auditor on July 10, 2001.

         The reports of Baum on the Company's financial statements for the past year did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements for the fiscal year ended May 31, 2001, and in the subsequent unaudited interim period through February 4, 2002 (date of dismissal), there were no disagreements with Baum on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Baum, would have caused Baum to make reference to the subject matter in their report. Baum has furnished the Company with a letter addressed to the Commission stating whether it agrees with the above statements. The letter is included with this report as an exhibit.

         During the Company's two most recent fiscal years and through the date of this Form 8-K/A, the Company did not consult Weinberg & Company, P.A. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)      Exhibits

                  16.1 Letter of Baum & Company, P.A., pursuant to Item 304(a)(3) of Regulation S-B.





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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    May 21, 2002                            CENTRACK INTERNATIONAL, INC.

                                                  /s/ Laurence S. Isaacson
                                                  ---------------------------
                                                  Laurence S. Isaacson
                                                  President





























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